UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2018

STAG INDUSTRIAL, INC.
(Exact name of registrant specified in its charter)

Maryland	001-34907	27-3099608
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Federal Street, 23rd Floor
Boston, Massachusetts 02110
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (617) 574-4777

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On April 10, 2018:

•
STAG Industrial, Inc., a Maryland corporation (the “Company”), and its operating partnership, STAG Industrial Operating Partnership, L.P., a Delaware limited partnership (the “Borrower”), entered into a note purchase agreement, dated as of April 10, 2018 (the “Purchase Agreement”), with the noteholders named therein, providing for the Borrower’s future issuance of $75 million of 4.10% senior unsecured notes, due June 13, 2025, and $100 million of 4.27% senior unsecured notes, due June 13, 2028 (the “April 2018 Purchase Agreement”).

•
The Company and the Borrower entered into a third amendment, dated as of April 10, 2018, to note purchase agreement, dated as of April 16, 2014, among the Company, the Borrower and the noteholders named therein, in respect of the Borrower’s outstanding $50 million of 4.98% senior unsecured notes, due October 1, 2024, and $50 million of 4.98% senior unsecured notes, due July 1, 2026 (the “Third Amendment to the April 2014 Purchase Agreement”).

•
The Company and the Borrower entered into a second amendment, dated as of April 10, 2018, to note purchase agreement, dated as of December 18, 2014, among the Company, the Borrower and the noteholders named therein, in respect of the Borrower’s outstanding $80 million of 4.42% senior unsecured notes, due December 30, 2026, $100 million of 4.32% senior unsecured notes, due February 20, 2025, and $20 million of 4.42% senior unsecured notes, due February 20, 2027 (the “Second Amendment to the December 2014 Purchase Agreement”).

•
The Company and the Borrower entered into a first amendment, dated as of April 10, 2018, to note purchase agreement, dated as of December 1, 2015, among the Company, the Borrower and the noteholders named therein, in respect of the Borrower’s outstanding $100 million of 3.98% senior unsecured notes, due January 5, 2023 (the “Amendment to the December 2015 Purchase Agreement”).

April 2018 Purchase Agreement
On April 10, 2018, the Company, as guarantor, and the Borrower, as issuer, entered into the April 2018 Purchase Agreement with the purchasers named therein.  The April 2018 Purchase Agreement provides for the future private placement of $75 million of senior unsecured notes, maturing June 13, 2025, with a fixed annual interest rate of 4.10%, and $100 million of senior unsecured notes, maturing June 13, 2028, with a fixed annual interest rate of 4.27%. The notes are expected to be issued on or around June 13, 2018, subject to conditions.
Interest on the notes will be payable semiannually. The Borrower will be permitted to prepay at any time all, or from time to time any part of, the outstanding notes, in the amount not less than 5% of the aggregate principal amount of the notes then outstanding at (i) 100% of the principal amount so prepaid and (ii) the Make-Whole Amount (as defined in the April 2018 Purchase Agreement). The Make-Whole Amount is equal to the excess, if any, of the discounted value of the remaining scheduled payments with respect to the notes being prepaid over the amount of such notes.
The April 2018 Purchase Agreement contains a number of financial covenants substantially similar to the financial covenants contained in the Company’s unsecured credit facility, plus a financial covenant that requires the Company to maintain a minimum interest coverage ratio of not less than 1.50:1.00.  Subject to the terms of the April 2018 Purchase Agreement and the notes, upon certain events of default, including, but not limited to, (i) a default in the payment of any principal, Make-Whole Amount, as discussed above, or interest under the notes, and (ii) a default in the payment of certain other indebtedness of the Borrower, the Company or their subsidiaries, the principal and accrued and unpaid interest and the Make-Whole Amount on the outstanding notes will become due and payable at the option of the holders.
The Company and certain of its subsidiaries will guarantee the obligations under the notes.

The Borrower intends to use the net proceeds from the issuance of the notes to repay indebtedness outstanding under the Company’s unsecured credit facility and for general corporate purposes, including funding future acquisitions. The notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The Borrower offered and sold the notes in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.
The foregoing description of the April 2018 Purchase Agreement and the notes does not purport to be complete and is qualified in its entirety by reference to the April 2018 Purchase Agreement (including the form of note), a copy of which has been filed as Exhibit 10.1 to this report and is incorporated in this Item 1.01 by reference.
Amendments to April 2014 Purchase Agreement and December 2014 Purchase Agreement
On April 10, 2018, the Company and the Borrower entered into (i) the Third Amendment to the April 2014 Purchase Agreement, which amends the note purchase agreement, dated as of April 16, 2014, among the Company, as guarantor, the Borrower, as issuer, and the purchasers named therein, (ii) the Second Amendment to the December 2014 Purchase Agreement, which amends the note purchase agreement, dated as of December 18, 2014, among the Company, as guarantor, the Borrower, as issuer, and the purchasers named therein and (iii) the Amendment to the December 2015 Purchase Agreement, which amends the note purchase agreement, dated as of December 1, 2015, among the Company, as guarantor, the Borrower, as issuer, and the purchasers named therein. The Third Amendment to the April 2014 Purchase Agreement, the Second Amendment to the December 2014 Purchase Agreement and the Amendment to the December 2015 Purchase Agreement amend certain provisions to conform them to the provisions in the April 2018 Purchase Agreement.
The foregoing description of the Third Amendment to the April Purchase Agreement, the Second Amendment to the December 2014 Purchase Agreement and the Amendment to the December 2015 Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the amendments, copies of which have been filed as Exhibits 10.2, 10.3 and 10.4 to this report and are incorporated in this Item 1.01 by reference.
ITEM 2.03.    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The information set forth under Item 1.01 of this report is incorporated herein by reference.
ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit Number	Description
10.1	Note Purchase Agreement, dated as of April 10, 2018, among STAG Industrial Operating Partnership, L.P., STAG Industrial, Inc. and the purchasers named therein.
10.2	Third Amendment to Note Purchase Agreement, dated as of April 10, 2018, among STAG Industrial Operating Partnership, L.P., STAG Industrial, Inc. and the noteholders named therein.
10.3	Second Amendment to Note Purchase Agreement, dated as of April 10, 2018, among STAG Industrial Operating Partnership, L.P., STAG Industrial, Inc. and the noteholders named therein.
10.4	First Amendment to Note Purchase Agreement, dated as of April 10, 2018, among STAG Industrial Operating Partnership, L.P., STAG Industrial, Inc. and the noteholders named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAG INDUSTRIAL, INC.

Dated: April 13, 2018	By:	/s/ Jeffrey M. Sullivan
Jeffrey M. Sullivan
Executive Vice President, General Counsel And Secretary